SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 25, 2004

                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                 (State or other jurisdiction of incorporation)

              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


           P.O. Box 391, Covington, Kentucky                 41012-0391
                   (Mailing Address)                         (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

     On October 25, 2004, Ashland Inc. reported its fourth quarter and fiscal 2004 results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1. This information is furnished in accordance with Securities and Exchange Commission Release No. 33-8216.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated October 25, 2004

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ASHLAND INC.
                                          -----------------------------------
                                                      (Registrant)



    Date:  October 25, 2004                      /s/ J. Marvin Quin
                                          -----------------------------------
                                          Name:     J. Marvin Quin
                                          Title:    Senior Vice President
                                                    and Chief Financial Officer


                                    -3-



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                                                               EXHIBIT INDEX

99.1     Press Release dated October 25, 2004



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